UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 7, 2016

Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On April 7, 2016, Exelon Corporation (the “Company”) issued and sold $1,800,000,000 in aggregate principal amount of notes consisting of $300,000,000 million of 2.450% Notes due 2021 (the “2021 Notes”), $750,000,000 million of 3.400% Notes due 2026 (the “2026 Notes”) and $750,000,000 million of 4.450% Notes due 2046 (the “2046 Notes” and, together with the 2021 Notes and the 2026 Notes, the “Notes”). See Item 2.03 below for a description of the Notes and related agreements.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 7, 2016, the Company issued and sold $1,800,000,000 in aggregate principal amount of Notes. The Notes were issued under an indenture, dated as of June 11, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Third Supplemental Indenture, dated as of April 7, 2016 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Base Indenture is filed as Exhibit 4.1 to this Form 8-K and the Third Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K and each is incorporated herein by reference.

A portion of the proceeds of the Notes will be used, after deducting underwriters’ discounts and commissions and other estimated fees and expenses, to repay commercial paper issued by Pepco Holdings LLC (“PH LLC”) having an approximate weighted average interest rate of 1.05% per annum as of April 1, 2016. As of April 1, 2016, PH LLC had $446 million of outstanding commercial paper obligations. The remainder of the net proceeds will be used for general corporate purposes, which may include the repayment of outstanding indebtedness.

The 2021 Notes carry an interest rate of 2.450% per annum, the 2026 Notes carry an interest rate of 3.400% per annum and the 2046 Notes carry an interest rate of 4.450% per annum. The Company will pay interest on the Notes semi-annually on April 15 and October 15, commencing October 15, 2016.

Redemption at the Company’s Option

At any time prior to maturity of the Notes then outstanding, the Company may redeem the any or all of the Notes in whole or in part, at our option at any time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the Notes then outstanding to be redeemed; or

(2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed (exclusive of interest accrued to the redemption date) in the case of the 2021 Notes, the 2026 Notes and the 2046 Notes, to March 15, 2021, January 15, 2026 or October 15, 2045, as applicable, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 20 basis points in the case of the 2021 Notes, plus 25 basis points in the case of the 2026 Notes and plus 30 basis points in the case of the 2046 Notes, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption.

If the Company elects to redeem the 2021 Notes at any time on or after March 15, 2021 (one month prior to the maturity date of the 2021 Notes), the 2026 Notes at any time on or after January 15, 2026 (three months prior to the maturity date of the 2026 Notes) or the 2046 Notes at any time on or after October 15, 2045 (six months prior to the maturity date of the 2046 Notes), the Company may redeem some or all of the 2021 Notes, the 2026 Notes and the 2046 Notes, respectively, in each case upon at least 15 days’ and not more than 60 days’ notice at a redemption price equal to 100% of the principal amount of the Notes then outstanding to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to but excluding the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date.

“Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by the Company.

“Reference Treasury Dealer” means (1) any of Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC or Scotia Capital (USA) Inc. or their respective affiliates or successors and (2) one other primary U.S. Government securities dealer in the United States of America (each, a “Primary Treasury Dealer”) selected by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, or is unwilling or unable to serve in such role, we shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to us at 3:30 p.m. New York City time on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to actual or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Company will mail notice of any redemption at least 30 days but not more than 60 days before the redemption date to each registered holder of Notes to be redeemed.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

In connection with the issuance of the bonds, Ballard Spahr LLP provided the Company with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated April 4, 2016 among the Company, Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Certain of the following exhibits are incorporated herein by reference under Rule 12b-32 of the Securities and Exchange Act of 1934, as amended.

Exhibit No. Description

Exhibit No.	Description

1.1	Underwriting Agreement dated April 4, 2016 among Exelon Corporation, Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)

4.2	Third Supplemental Indenture, dated as of April 7, 2016, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	Exhibit 8 Opinion of Ballard Spahr LLP

* * * * *

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; and (2) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

April 7, 2016

EXHIBIT INDEX

Certain of the following exhibits are incorporated herein by reference under Rule 12b-32 of the Securities and Exchange Act of 1934, as amended.

Exhibit No. Description

Exhibit No.	Description

1.1	Underwriting Agreement dated April 4, 2016 among Exelon Corporation, Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)

4.2	Third Supplemental Indenture, dated as of April 7, 2016, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	Exhibit 8 Opinion of Ballard Spahr LLP